EXHIBIT 10.14

          MANAGEMENT EQUITY AGREEMENT, dated as of ______________, between KINETIC CONCEPTS, INC., a Texas corporation (the "Company") and _________________ (the " Participant").

          WHEREAS, the Participant is now employed by the Company in a key capacity and the Company desires to have Participant remain in such employment and to allow Participant a direct proprietary interest in the Company's success in recognition of Participant's contribution to the Company, the Company has agreed to award to Participant nonqualified stock options (the "Options") to purchase shares of Common Stock; and

          WHEREAS, in connection with the foregoing, the Company's Management Equity Plan (the "Plan") will govern the terms and conditions of the Options;

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

          1.     Definitions; Incorporation of Plan Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Agreement and the Options shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern.

          2.     Grant of Options. Subject to the terms and conditions contained herein and in the Plan, the Company has granted to the Participant the total number of Options set forth on the signature page hereto (which number includes _______ options (the "Liquidity Options")
                  that vest solely upon the consummation of a Liquidity Event (as defined in Section 3(b)
                  hereof)) at a per share exercise price as set forth of the signature page hereto (the
                  "Option Price"). The Options are not intended to qualify as Incentive Stock Options under Section 422 of the Code. Each such Option shall entitle (subject to the terms of this Agreement and the Plan) the Participant to purchase, upon payment of the Option
                  Price, one share of Common Stock. The shares of Common Stock issuable upon exercise of the Options are from time to time referred to herein as the "Option Shares". For purposes of the Plan and this Agreement, the Date of Grant shall be as set forth on the signature page hereto. The Options shall be exercisable as hereinafter provided.

          3.     Terms and Conditions of Options. The Options evidenced hereby are subject to the following terms and conditions in addition to the terms of the Plan:

                 (a)     Vesting of Options. The Options shall vest and become exercisable solely as set forth below, unless the Options are previously forfeited in accordance with the Plan or as indicated in this Agreement:

Number of Options		Vesting Time
First Anniversary of Date of Grant
Second Anniversary of Date of Grant
Third Anniversary of Date of Grant
Fourth Anniversary of Date of Grant
Fifth Anniversary of Date of Grant
	(Liquidity Options)	Solely upon the earlier to occur of the consummation of a Liquidity Event and the tenth anniversary of the Date of Grant

                  Notwithstanding anything to the contrary contained in the Plan or this Agreement, the
                  Options shall only vest as set forth above and nothing in the Plan or this Agreement shall accelerate the time of such vesting.

                 (b)     Liquidity Event. For purposes of Section 3(a) of this Agreement, a "Liquidity Event"
                          shall mean a Closing Price Event (as defined below), a Bona Fide Public Offering (as defined below) or a Sale Transaction (as defined below) in which the per share price of the Company's Common Stock is $9.00 or more (subject to adjustments for stock splits, stock dividends or similar transactions). In the case of a Closing Price
                          Event, the per share price shall be the closing price of the Company's Common
                          Stock as reported by a national securities exchange or the Nasdaq National Market.
                          In the event of a Bona Fide Public Offering, the per share price shall be the "price to the public" as set forth in the prospectus relating to the Bona Fide Public Offering.
                          In the event of a Sale Transaction, the per share price shall be the per share amount distributed to shareholders for each share of Common Stock in connection with such transaction. "Closing Price Event" means the closing price of the
                         Company's Common Stock as reported by a national securities exchange or the
                         Nasdaq National Market has been at least $9.00 per share for thirty consecutive trading days. "Bona Fide Public Offering" means the consummation of a bona fide underwritten public offering of Common Stock by the Company following the Date of Grant, subsequent to which more than 20% of the outstanding Common Stock of the Company is traded on a national securities exchange, the Nasdaq National
                         Market or a similar market. "Sale Transaction" shall mean any sale of two-thirds or more of the then outstanding Common Stock, either through stock purchase, merger, consolidation, business combination, recapitalization, or similar transaction or otherwise or any sale of all or substantially all of the assets of the Company.

                 (c)     Option Period. The Options shall not be exercisable following the seventh anniversary of the Date of Grant, except for the Liquidity Options which will not be exercisable after the tenth anniversary of the Date of Grant. The Options shall be subject to earlier termination as provided herein. Upon termination of the
                          Participant's employment with the Company and its Subsidiaries for any reason, the
                          Options, to the extent then vested, may be exercised in accordance with Section
                          8(a)(iv) of the Plan. The Options shall be exercisable during the Participant's lifetime only by the Participant. Except as otherwise set forth in Section 3(a), upon termination of the Participant's employment with the Company and its Subsidiaries for any reason, all Options which have not theretofore vested (it being understood that neither Section 8(a)(ii)(B) of the Plan nor any other section in the Plan shall have the effect of accelerating the vesting of the Liquidity Options or any other
                          Options) shall terminate and be canceled without any payment therefore.

                 (d)     Notice of Exercise. Subject to Sections 3(e), 3(g) and 5(b) hereof, the Participant may exercise any or all of the Options (to the extent vested and not forfeited) by giving written notice to the Committee. The date of exercise of an Option shall be the later of (i) the date on which the Committee receives such written notice or (ii)
                          the date on which the conditions provided in Sections 3(e), 3(g) and 5(b) hereof are satisfied.

                 (e)     Payment. Prior to the issuance of a Legended Certificate pursuant to Section 3(f)
                          hereof evidencing Option Shares, the Participant shall have paid to the Company the Option Price of all Option Shares purchased pursuant to exercise of such
                          Options in cash or, with the consent of the Committee (which consent shall be granted in the sole discretion of the Committee), in shares of Common Stock already owned by the Participant (valued at their Applicable Value) or in any combination of cash or shares of Common Stock.

                 (f)     Stockholder Rights. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of the Options until a certificate or certificates evidencing such shares shall have been issued to the
                         Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

                 (g)     Limitation on Exercise. The Options shall not be exercisable unless the offer and sale of the shares of Common Stock subject thereto have been registered under the 1933 Act and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state "blue sky" laws is available. The Company may require, as a condition to exercise of an Option, that the Participant make certain representations and warranties as to the Participant's investment intent with respect to the Option Shares.

                 (h)     Delivery of Certificate. As soon as practicable following the exercise of any
                          Options, a Legended Certificate evidencing the appropriate number of shares of
                          Common Stock issued in connection with such exercise shall be issued in the name of the Participant.

                 (i)     Dividends and Distributions. Any shares of Common Stock or other securities of the
                         Company received by the Participant as result of a stock dividend or other distribution in respect of Option Shares shall be subject to the same restrictions as such Option Shares and all references to Option Shares hereunder shall be deemed to include such shares of Common Stock or other securities.

          4.     Representations and Warranties.

                 (a)    The Participant has been advised that the Options and Option Shares have not been registered under the 1933 Act and, therefore, cannot be resold unless they are registered or unless an exemption from registration is available. The Participant is acquiring the Options, and Option Shares for Participant's own account, for investment and not with a view to, or for resale in connection with, the distribution thereof, and the Participant has no present intention of selling, assigning, transferring, distributing or otherwise disposing of, or causing the sale, assignment, transfer, distribution or other disposition of, any thereof. In making the foregoing representation, the Participant is aware that Participant must bear the economic risk of an investment in the Options and Option Shares for an indefinite period of time since, in the view of the Commission, the statutory basis for exemption from registration under the 1933 Act would not be present if such representation meant merely that the Participant's current intention is to hold these securities only for the long-term capital gains period of the Code, or for a deferred sale, or for any fixed period in the future.

                 (b)     The Participant has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Options and Option Shares to be transferred hereunder and other related matters. The
                          Participant represents and warrants that Participant has been furnished with and has carefully read the Plan and this Agreement, and that the Company has made available to the Participant or Participant's agents all documents and information requested by Participant or on Participant's behalf in connection with Participant's investment in the Options and Option Shares and that Participant understands and has evaluated the merits and risks of an investment in the Options and Option
                          Shares. In evaluating the suitability of an investment in such Options and Option
                          Shares, the Participant has not relied upon any other representations or other information (whether oral or written) made by or on behalf of the Company other than as contemplated by the two preceding sentences.

                 (c)     The Participant is aware of and familiar with the restrictions imposed on the transfer of any Options and Option Shares, including, without limitation, the restrictions contained in this Agreement and the Plan.

                 (d)     The Participant represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms.

          5.     Confidentiality and Competition.

                 (a)     The Participant's duties and obligations as a Company executive bring the
                           Participant into close contact with the personal and confidential affairs of the
                           Company, including matters of a business nature, such as information about costs, profits, markets, sales, trade secrets, potential patents and other business concepts, customer lists, plans for future development and information of a nature not generally known outside of the Company ("Confidential Matters"). The
                           Participant hereby agrees:

                          (i)     during the Participant's employment with the Company, and for two (2) years after termination of the Participant's employment with the Company, to keep all Confidential Matters of the Company confidential and not to disclose to anyone outside of the Company, or otherwise use such Confidential Matters or use the Participant's knowledge of them for the Participant's benefit, except with the Company's prior written consent;

                          (ii)    to deliver promptly to the Company at the termination of the Participant's employment with the Company or at any time the Company may request, all memoranda, notices, records, reports and other documents (and all copies thereof) relating to the business of the Company or any of its subsidiaries or affiliates, including but not limited to documentation with respect to
                                  Confidential Matters which the Participant may then possess or have under the Participant's control.

                 (b)     During the Participant's employment with the Company, and for a period of two (2)
                          years following the termination of the Participant's employment with the Company, the Participant shall not, directly or indirectly (whether for compensation or otherwise), alone or as an officer, director, stockholder (except for investments in securities of publicly traded companies), partner, employee, agent, principal, consultant, creditor, representative, or in any other capacity, participate with or become associated with any person, firm, partnership, corporation or other entity which is engaged in a business which competes with the businesses (i) that the
                          Company is engaged in as of the date of this Agreement, (ii) that the Company is actively developing as of the date of this Agreement, or (iii) that the Participant assists the Company in developing or acquiring under the term of this Agreement.
                          In addition to any other rights which the Company may have under this Section 5 or as provided by law, the Company shall have the right to have the provisions of this Section 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                 (c)     During the Participant's employment with the Company, and for a period of one (1)
                          year after termination of the Participant's employment with the Company, the
                          Participant shall not, directly or indirectly, solicit, offer employment (whether on a full-time, part-time, temporary or consulting basis) to or hire any of the Company's employees without the Company's prior written consent.

          6.     Miscellaneous.

                 (a)     No Rights to Grants or Continued Employment. The Participant shall not have any claim or right to receive grants of Awards under the Plan. Neither the Plan or this
                          Agreement nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company or any Subsidiary or other Affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other Affiliate thereof to terminate the employment of the Participant at any time.

                 (b)     Tax Withholding. The Company and its Subsidiaries shall have the right, prior to the delivery of any certificates evidencing shares of Common Stock to be issued pursuant to this Agreement, to require the Participant to remit to the Company any amount sufficient to satisfy any federal, state or local tax withholding requirements.
                          Prior to the Company's determination of such withholding liability, the Participant may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by the Participant. Such election may be denied by the Committee in its discretion, or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the Participant under Section 16(b) of the
                          1934 Act. The Company and its Subsidiaries shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any federal, state or local taxes required to be withheld with respect to such payments.

                 (c)     No Restriction on Right of Company to Effect Corporate Changes. Neither the Plan
                          nor this Agreement shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred to or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                 (d)     1934 Act. Notwithstanding anything contained in the Plan or this Agreement to the contrary, if the consummation of any transaction under the Plan or this Agreement would result in the possible imposition of liability to the Participant pursuant to
                          Section 16(b) of the 1934 Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

                 (e)     Restrictions on Transfer. Options and Option Shares shall not be transferable except as specifically provided in the Plan or this Agreement.

          7.     Survival; Assignment.

                 (a)     All agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the issuance to the Participant of the
                          Options and any Option Shares and, notwithstanding any investigation heretofore or hereafter made by the Participant or the Company or on the Participant's or the
                          Company's behalf, shall continue in full force and effect. Without the prior written consent of the Company, the Participant may not assign any of Participant's rights thereunder except as permitted by the Plan or by will or the laws of descent and distribution. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Company, or by or on behalf of the Participant, shall bind and inure to the benefit of the heirs and permitted successors and assigns of such parties hereto.

                 (b)     The Company shall have the right to assign any of its rights and to delegate any of its duties under this Agreement to any of its Affiliates, provided, however, that such assignment shall not release the Company from any duty hereunder which remains unfulfilled by such an assignee.

          8.     Notices.     All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to Participant's attention at the mailing address set forth on the signature page hereto (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to the General Counsel of the Company. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

          9.     Waiver.     The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this
                  Agreement.

         10.    Entire Agreement; Governing Law.     This Agreement and the other related agreements
                  expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the day and year first above written.

KINETIC CONCEPTS, INC.

By: ____________________________________

Name: Dennert O. Ware
Title: President and CEO

Number of	Option	Date of
Options	Price	Grant

PARTICIPANT

___________________________________________

Print Name: ________________________________

Notice Address:

___________________________________________

___________________________________________